UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________________

FORM 8-K

_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

OFG BANCORP

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor
254 Muñoz Rivera Avenue
San Juan, Puerto Rico		00918

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On April 22, 2013, Oriental Bank (“Oriental”), the commercial banking subsidiary of OFG Bancorp (the “Company”), executed a letter agreement (the “Termination Agreement”) with Bayview Loan Servicing, LLC (“Bayview”) for the termination of the Omnibus Asset Servicing Agreement, dated as of June 9, 2010 (the “Servicing Agreement”), by and between Oriental and Bayview. As disclosed in the Company’s current report on Form 8-K, dated February 7, 2013, Oriental previously notified Bayview of its intention to terminate the Servicing Agreement effective May 1, 2013.  Pursuant to the Termination Agreement, the termination is now effective May 31, 2013.  Pursuant to the Servicing Agreement, Bayview services and manages certain single family, multi-family, and commercial mortgage loans and certain commercial construction loans (collectively, the “Assets”) acquired by Oriental from the Federal Deposit Insurance Corporation, as receiver for Eurobank, on April 30, 2010.

Oriental will pay Bayview a termination fee equal to the monthly base servicing fee paid to Bayview during the six-month period ending April 30, 2013.  The monthly base servicing fee is one twelfth of 0.855% of the unpaid principal balance of the Assets.  For the five months ended March 31, 2013, Oriental and Bayview agreed that the termination fee amounts to $3,134,792.  For April 2013, the termination fee will be based on the servicing fee for that month, as determined by Bayview and notified to Oriental.  The portion of termination fee based on the servicing fees for the five months ended March 31, 2013 will be due and payable by Oriental on or before May 15, 2013, and shall be conditioned to Bayview’s termination and transfer-related obligations under the Servicing Agreement.  The balance of the termination fee will be netted and retained by Bayview from funds in the Servicing Agreement’s custodial account and any remaining balance therein, less additional withdrawals and offsets as permitted by the Servicing Agreement, will be remitted to Oriental on or before June 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   OFG BANCORP

 Date: April 26, 2013                                                          By:            /s/ Carlos O. Souffront_____

                                                                                                            Carlos O. Souffront

                                                                                                            General Counsel and

                                                                                                   Secretary of the Board of Directors